                                                             UNITED STATES

                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                    Date of Report: August 13, 2002
                                                   (Date of earliest event reported)

                                                      THE PHOENIX COMPANIES, INC.
                                        (Exact name of registrant as specified in its charter)

                Delaware                                   1-16517                                06-0493340
     (State or other jurisdiction of              (Commission File Number)             (IRS Employer Identification No.)
             incorporation)

                                          One American Row, Hartford, Connecticut 06102-5056
                                          (Address of principal executive offices) (Zip Code)

                                                             860-403-5000
                                         (Registrant's telephone number, including area code)

Item 9.  Other Information.

         On August 13, 2002, The Phoenix Companies, Inc., a Delaware corporation, filed its second quarter 2002 Form 10-Q. Pursuant to the newly enacted certification requirements of the U.S. Securities and Exchange Commission ("SEC"), the Company's chief executive officer and chief financial officer have certified the Form 10-Q,  copies of their certifications are attached hereto as Exhibits
99.1 and 99.2.

         In addition, the certifications required by SEC Order No. 4-460 are attached hereto as Exhibits 99.3 and 99.4.

Item 7.  Exhibits.

99.1     Chief executive officer's certification of the Company's second quarter 2002 Form 10-Q, dated August 13, 2002.

99.2     Chief financial officer's certification of the Company's second quarter 2002 Form 10-Q, dated August 13, 2002.

99.3     Chief executive officer's certification pursuant to SEC Order No. 4-460, dated August 13, 2002.

99.4     Chief financial officer's certification pursuant to SEC Order No. 4-460, dated August 13, 2002.

                                                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

                                                     By:      /s/ Carole A. Masters
                                                              Name:    Carole A. Masters
                                                              Title:   Vice President and Counsel

         Date: August 13, 2002
                                                                 EXHIBIT INDEX

Exhibit Number                                      Exhibit
99.1                                                Chief executive officer's certification of the Company's second quarter
                                                    2002 Form 10-Q, dated August 13, 2002.
99.2                                                Chief financial officer's certification of the Company's second quarter
                                                    2002 Form 10-Q, dated August 13, 2002.
99.3                                                Chief executive officer's certification pursuant to SEC Order No. 4-460, dated August 13, 2002.
99.4                                                Chief financial officer's certification pursuant to SEC Order No. 4-460, dated August 13, 2002.

                                                                                                         Exhibit 99.1

                                                             CERTIFICATION
                                               Pursuant to 18 United States Codess. 1350

         The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002 of The
Phoenix Companies, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Robert W. Fiondella

                                                     Name:    Robert W. Fiondella
                                                     Title:   Chief Executive Officer
                                                     Date:    August 13, 2002

                                                                                                          Exhibit 99.2

                                                             CERTIFICATION
                                               Pursuant to 18 United States Codess. 1350

         The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002 of The
Phoenix Companies, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Coleman D. Ross
                                                     Name:    Coleman D. Ross
                                                     Title:   Chief Financial Officer
                                                     Date:    August 13, 2002

                                                                                                          Exhibit 99.3

         STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER

         REGARDING FACTS AND CIRCUMSTANCES RELATING TO

         EXCHANGE ACT FILINGS

I, Robert W. Fiondella, Chairman and Chief Executive Officer of The Phoenix Companies, Inc. ("PNX"), state and attest that:

(1)   To the best of my knowledge, based upon a review of the covered reports of PNX, and, except as corrected or supplemented in a subsequent covered report:

o        no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o        no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)   I have reviewed the contents of this statement with the audit committee of PNX.

(3)   In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o        the Form 10-K of PNX for the fiscal year ended December 31, 2001;

o        all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PNX filed with the Commission subsequent to the filing on the Form 10-K identified above; and

o        any amendments to any of the foregoing.

/s/ Robert W. Fiondella                                                Subscribed and sworn to
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                   Robert W. Fiondella                                 before me this ___th day of
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                                                                       August, 2002.
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                     August 13, 2002
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                                                                       /s/_______________________
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                                                                       Notary Public
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                                                                       My Commission Expires:
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                                                                                                        Exhibit 99.4

         STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER

         REGARDING FACTS AND CIRCUMSTANCES RELATING TO

         EXCHANGE ACT FILINGS

I, Coleman D. Ross, Executive Vice President and Chief Financial Officer of The Phoenix Companies, Inc. ("PNX"), state and attest that:

(1)   To the best of my knowledge, based upon a review of the covered reports of PNX, and, except as corrected or supplemented in a subsequent covered report:

o        no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o        no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)   I have reviewed the contents of this statement with the audit committee of PNX.

(3)   In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o        the Form 10-K of PNX for the fiscal year ended December 31, 2001;

o        all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PNX filed with the Commission subsequent to the filing on the Form 10-K identified above; and

o        any amendments to any of the foregoing.

/s/ Coleman D. Ross                                                    Subscribed and sworn to
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                     Coleman D. Ross                                   before me this ___th day of
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                                                                       August, 2002.
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                     August 13, 2002
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                                                                       /s/_______________________
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                                                                       Notary Public
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                                                                       My Commission Expires:
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